                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

    Filed by the Co-Registrants /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:

    / / Preliminary Proxy Statement  / / Confidential, for Use of the Com-
                                         mission Only (as permitted by
                                         Rule 14a-6(e)(2))
    / /Definitive Proxy Statement
    /X/Definitive Additional Materials
    / /Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                AMERICAN CAPITAL COMSTOCK FUND, INC. (811-1570)
             AMERICAN CAPITAL CORPORATE BOND FUND, INC. (811-2423)
             AMERICAN CAPITAL EMERGING GROWTH FUND, INC. (811-2424)
                AMERICAN CAPITAL ENTERPRISE FUND, INC. (811-630)
              AMERICAN CAPITAL EQUITY INCOME FUND, INC. (811-919)
               AMERICAN CAPITAL FEDERAL MORTGAGE TRUST (811-4491)
          AMERICAN CAPITAL GLOBAL MANAGED ASSETS FUND, INC. (811-8286)
            AMERICAN CAPITAL GOVERNMENT SECURITIES, INC. (811-4003)
              AMERICAN CAPITAL GOVERNMENT TARGET SERIES (811-6127)
            AMERICAN CAPITAL GROWTH AND INCOME FUND, INC. (811-1228)
                  AMERICAN CAPITAL HARBOR FUND, INC. (811-734)
            AMERICAN CAPITAL HIGH YIELD INVESTMENTS, INC. (811-2851)
               AMERICAN CAPITAL LIFE INVESTMENT TRUST (811-4424)
             AMERICAN CAPITAL MUNICIPAL BOND FUND, INC. (811-2683)
                  AMERICAN CAPITAL PACE FUND, INC. (811-1792)
         AMERICAN CAPITAL REAL ESTATE SECURITIES FUND, INC. (811-8480)
                 AMERICAN CAPITAL RESERVE FUND, INC. (811-2482)
          AMERICAN CAPITAL SMALL CAPITALIZATION FUND, INC. (811-6421)
                  AMERICAN CAPITAL TAX-EXEMPT TRUST (811-4746)
          AMERICAN CAPITAL TEXAS MUNICIPAL SECURITIES, INC. (811-6464)
          AMERICAN CAPITAL U.S. GOVERNMENT TRUST FOR INCOME (811-6724)
            AMERICAN CAPITAL UTILITIES INCOME FUND, INC. (811-7998) AMERICAN CAPITAL WORLD PORTFOLIO SERIES, INC. (811-6220)

            (Names of Co-Registrants as Specified in Their Charters)

Payment of Filing Fee (Check the appropriate box):

/ / $125 per each Co-Registrant (an aggregate of $2,875 for the Co-Registrants listed above) per Item 22(a)(2) of Schedule 14A.

/X/ Fee paid previously with preliminary materials.
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                   [VAN KAMPEN AMERICAN CAPITAL LETTERHEAD]


June 30, 1995

                               IMPORTANT NOTICE


Dear Shareholder:

Recently we sent you proxy voting material relating to your Fund's upcoming shareholder meeting. THANK YOU FOR THE TIMELY RETURN OF YOUR PROXY CARD.
Our records reflect your preference to abstain on the proposed reorganization of your Fund. THIS ISSUE IS OF UTMOST IMPORTANCE TO US AND WE ARE CONTACTING YOU AGAIN TO URGE YOU TO RECONSIDER YOUR PREVIOUS VOTE.

The reogranization to a Delaware business trust will not affect the investment objective, investment policies or tax status of your Fund. The proposed reorganization is to take advantage of certain beneficial aspects of Delaware law and to allow the various Van Kampen and American Capital Funds to have uniform organizational documents. THE BOARD FOR YOUR FUND HAS CAREFULLY REVIEWED AND APPROVED THIS PROPOSAL. Please review the Fund's proxy statement for a more complete description of the reasons for the reorganization and comparison with the Funds' current organization.

YOUR VOTE IS IMPORTANT AND YOUR PARTICIPATION IN THE AFFAIRS OF YOUR FUND
DOES MAKE A DIFFERENCE. IF YOU DECIDE TO CHANGE YOUR VOTE, YOU CAN DO SO
BY COMPLETING THE ENCLOSED PROXY CARD. Please note that receipt of an executed proxy card with a later date will completely revoke your previous ballot, so please mark your vote on each proposal before signing, dating and returning it to us in the enclosed postage-paid envelope. Shares represented by a proxy and entitled to vote on a proposal without instructions to the contrary marked on the proxy card will be voted "FOR" such proposal. IF YOU DO NOT WISH TO CHANGE YOUR VOTE, NO ACTION IS REQUIRED ON YOUR PART AND YOUR VOTE WILL REMAIN UNCHANGED FROM WHAT YOU REQUESTED ON YOUR PREVIOUS BALLOT. If you have any questions or would like an additional proxy statement, please call us between 7 a.m. and 7 p.m. Central time at 1-800-421-5666.

We appreciate your time and careful consideration.


Sincerely,


Don G. Powell
Chief Executive Officer